UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 19, 2016

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Boulevard

San Diego, California 92123

(Address of Principal Executive Offices) (Zip Code)

(858) 836-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On February 19, 2016, ResMed Corp., a Minnesota corporation (“ResMed Corp.”) and wholly-owned subsidiary of ResMed Inc. (“ResMed”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Eagle Acquisition Sub LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of ResMed Corp. (“Merger Sub”), Shareholder Representative Services LLC and Brightree LLC, a Delaware limited liability company (“Brightree”). Under the terms of the Merger Agreement, Merger Sub will be merged with and into Brightree, such that Brightree will become the surviving company and a wholly-owned subsidiary of ResMed Corp. (the “Merger”). The Merger Agreement and the transactions contemplated thereby have been approved by the Board of Directors of each of ResMed, ResMed Corp. and Brightree and by the requisite members of Brightree. ResMed is also a party to Merger Agreement solely for purposes of issuing restricted stock units to certain Brightree employees and to guarantee the discharge of all payment and performance obligations of ResMed Corp. and Merger Sub under the Merger Agreement.

Pursuant to the Merger (and on the terms set forth in the Merger Agreement), all of the issued and outstanding Brightree units and all outstanding options, warrants and other rights to receive Brightree units will be cancelled and converted into the right to receive up to an aggregate of $800,000,000 in cash, subject to certain adjustments as contemplated by the Merger Agreement. ResMed Corp. intends to borrow the cash necessary to pay the merger consideration from ResMed pursuant to an intercompany loan. ResMed intends to enter into a new credit facility and short term loan agreement to provide financing for its proposed loan to ResMed Corp. Consummation of the Merger is not conditioned on ResMed Corp.’s receipt of any financing.

The closing of the Merger is subject to customary closing conditions, including receipt of required regulatory approvals and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The Merger Agreement includes customary representations, warranties and covenants and includes customary termination provisions for both Brightree and ResMed Corp. At the Closing, $5,000,000 of the Merger consideration will be contributed to an escrow fund (the “Indemnification Escrow”) to serve as ResMed Corp.’s sole recourse for any Brightree unit holder obligations arising in respect of any working capital shortfall, transfer taxes, or indemnification obligations for certain matters, including breaches of representations and warranties and covenants included in the Merger Agreement. The portion of the Indemnification Escrow that has not been reduced by any claims by ResMed Corp. and is not subject to any unresolved claims will be released to the Brightree unit holders twelve months after the Closing.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement and the foregoing description of the Merger Agreement have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about ResMed, ResMed Corp., Merger Sub or Brightree. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”), and are also qualified in important part by a confidential disclosure schedule delivered by Brightree to ResMed Corp. in connection with the Merger Agreement. Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s public disclosures.

Item 7.01   Regulation FD Disclosure.

On February 22, 2016, Parent issued a press release and investor presentation, copies of which are attached hereto as Exhibit 99.1 and 99.2, respectively, announcing the execution of the Agreement.

The information contained in this Item 7.01 of Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is being furnished and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated February 19, 2016, by and among ResMed Corp., Eagle Acquisition Sub LLC, Brightree LLC, Shareholder Representative Services LLC and ResMed Inc.*

99.1	Press Release dated February 22, 2016

99.2	Investor Presentation dated February 22, 2016

*Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Parent hereby undertakes to supplementally furnish copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant Rule 24b-2 of the Securities and Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934, as amended.

RESMED INC.

Date: February 22, 2016	By:	/s/ David Pendarvis
Name: David Pendarvis
Its: Chief administrative officer, global general counsel and secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated February 19, 2016, by and among ResMed Corp., Eagle Acquisition Sub LLC, Brightree LLC, Shareholder Representative Services LLC and ResMed Inc.

99.1	Press Release dated February 22, 2016

99.2	Investor Presentation dated February 22, 2016